Exhibit 10.10

ASSIGNMENT OF TRADEMARK AND TRADEMARK APPLICATION

Whereas, International Alliance Solutions, LLC, a Limited Liability Company of the State of New York, has adopted, used, and is using a mark for which a trademark application has been filed in the United States Patent and Trademark Office, application serial no. 85/461,313 for the mark CODESMART, filed on November 1, 2011 (hereinafter "applied for mark"); and

Whereas,  THE CODESMART GROUP, INC., a corporation of the state of Nevada, having an appointed registered agent of Vcorp Services, LLC, 1645 Village Center Circle Suite 170, Las Vegas, Nevada 89134, is desirous of acquiring said applied for mark and the trademark application thereof;

Now therefore, for good and valuable consideration, receipt of which is hereby acknowledged, said International Alliance Solutions, LLC does hereby assign unto the said THE CODESMART GROUP, INC. all right, title and interest in and to the applied for mark, together with the good will of the business symbolized by the applied for mark, and the above identified trademark application for the applied for mark thereof.

Dated: May 7, 2013	/s/ Ira Shapiro
Signature
BY: Ira Shapiro CEO of International Alliance Solutions, LLC

State of _________________________

County of ________________________

On this __________ day of ______________, 2013, before me appeared Ira Shapiro, the person who signed this instrument, who acknowledged that he signed it as a free act.

Signature of Notary Public